UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2018

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2018, in addition to the approval of certain other compensatory arrangements, the board of directors, or the Board, of Eagle Pharmaceuticals, Inc., or the Company, upon recommendation by the compensation committee of the Board, approved the following new types of equity-based incentive awards for certain Company employees, including the following executive officers:

•                  Scott Tarriff, the Chief Executive Officer;

•                  David Pernock, the President and Chief Commercial Officer;

•                  Pete Meyers, the Chief Financial Officer;

•                  Adrian J. Hepner, M.D., Ph.D., the Executive Vice President and Chief Medical Officer; and

•                  Steven L. Krill, Ph.D., the Executive Vice President and Chief Scientific Officer.

Performance-Based Restricted Stock Units

The Board approved grants of the following performance-based restricted stock units, or PSUs, to the Company’s executive officers:

Name	Target PSU Award
Scott Tarriff	63,000
David Pernock	10,000
Pete Meyers	7,000
Adrian J. Hepner, M.D., Ph.D.	9,000
Steven L. Krill, Ph.D.	3,000

These PSUs were granted pursuant to the Company’s 2014 Equity Incentive Plan, as amended, or the 2014 Plan.  Shares of the Company’s common stock issuable in respect of the PSUs will vest at the end of a three-year performance period ending on January 1, 2021 if (1) the Company’s stock price trades at or above certain specified prices for at least 30 consecutive trading days during the three-year performance period (the “Stock Performance Goals”) and (2) the executive officer remains in continuous service with the Company through the three-year performance period.  The Stock Performance Goals are $85.92, $110.00, $120.00 and $134.25 and the number of PSUs eligible to vest if such Stock Performance Goals are met are 100%, 200%, 250% and 300%, respectively, of the “Target PSU Award” in the table above.  No PSUs will vest if the threshold Stock Performance Goal of $85.92 is not achieved.

Time-Based Restricted Stock Units

The Board approved grants of the following time-based restricted stock units, or RSUs, to the Company’s executive officers:

Name	Time-Based RSUs
Scott Tarriff	0
David Pernock	10,000
Pete Meyers	7,000
Adrian J. Hepner, M.D., Ph.D.	9,000
Steven L. Krill, Ph.D.	3,000

These RSUs were granted pursuant to the 2014 Plan. Subject to each executive officer’s continuous service with the Company, shares of the Company’s common stock issuable in respect of the RSUs will vest in equal annual installments over a four-year period from the date of grant.

The foregoing summaries of the PSUs and RSUs are not intended to be complete and are qualified in their entirety by reference to the full text of the PSU and RSU forms of grant agreement to be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: January 9, 2018
	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer